                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 24, 2002
                                                           -------------


                              CSS INDUSTRIES, INC.
                              --------------------
                 (Exact Name of Registrant Specified in Charter)


          Delaware                     1-2661                   13-1920657
          --------                     ------                   ----------
      (State or Other         (Commission File Number)       (I.R.S. Employer
      Jurisdiction of                                       Identification No.)
       Incorporation)



         1845 Walnut Street
          Philadelphia, PA                         19103
----------------------------------------         ----------
(Address of Principal Executive Offices)         (Zip Code)




       Registrant's telephone number, including area code: (215) 569-9900
                                                           ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.


         CSS Industries, Inc. ("CSS") has purchased an aggregate of 1.1 million shares of its common stock from its Chairman, Jack Farber, members of his family and trusts for members of his family. The terms of the purchase were negotiated on behalf of CSS by a Special Committee of the Board of Directors consisting of three independent directors. The Special Committee received an opinion from Fleet Securities, Inc. ("Fleet"), an independent investment bank, that, subject to the qualifications expressed in the opinion, the terms of such purchase are fair to CSS from a financial point of view. The opinion of Fleet and a press release issued by CSS on June 24, 2002 announcing the purchase are each attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CSS INDUSTRIES, INC.
                                              (Registrant)


                                           By:  /s/ Stephen V. Dubin
                                               -----------------------
                                                 Stephen V. Dubin
                                                 Executive Vice President


Date:  June 25, 2002

                                  Exhibit Index
                                  -------------


Exhibit No.       Description
-----------       -----------

99.1              Press Release dated June 24, 2002.

99.2              Opinion, dated June 23, 2002, of Fleet Securities, Inc.